UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 8, 2010

OMNI ENERGY SERVICES CORP.

(Exact name of registrant as specified in its charter)

LOUISIANA	0-23383	72-1395273
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4500 N.E. Evangeline Thruway

Carencro, Louisiana 70520

(Address of principal executive offices) (Zip Code)

(337) 896-6664

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On January 1, 2010, the Company granted Ronald D. Mogel, the Company’s Senior Vice President and Chief Financial Officer, John A. Harris, the Company’s Vice President of Seismic Operations, and Lawrence J. Shaw, the Company’s Vice President of Sales, an option to purchase 150,000 shares, 100,000 shares and 100,000 shares, respectively, of the Company’s common stock (the “Options”) under the Eighth Amended and Restated OMNI Energy Services Corp. Stock Incentive Plan. On February 8, 2010, Messrs. Mogel, Harris and Shaw entered into those certain Stock Option Agreements for the Grant of Non-Qualified Stock Options Under the Eighth Amended and Restated OMNI Energy Services Corp. Stock Incentive Plan (the “Agreements”) reflecting the grant of the Options and the vesting terms. Pursuant to the Agreements, upon the achievement at the end of each year (beginning on December 31, 2010) of certain stock price and operational performance targets established by the Company’s Compensation Committee and as set forth in the Agreements (collectively, the “Performance Targets”), Options to purchase up to 37,500 shares, 25,000 shares and 25,000 shares will be earned by Messrs. Mogel, Harris and Shaw, respectively, for that year. If the Performance Targets are not met in a given year, then Options to purchase shares earned for that year shall be earned pro rata based on the percentage achievement of Performance Targets for that year. The Options earned, if any, will vest on December 31, 2013.

The foregoing description of the Agreements does not purport to be complete and is qualified in its entirety by reference to the respective Agreements for Messrs. Mogel, Harris and Shaw, which are attached hereto as Exhibit 10.1, 10.2 and 10.3, respectively, and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

10.1	Stock Option Agreement for the Grant of Non-Qualified Stock Options Under the Eighth Amended and Restated OMNI Energy Services Corp. Stock Incentive Plan between OMNI Energy Services Corp. and Ronald D. Mogel effective as of January 1, 2010.
10.2	Stock Option Agreement for the Grant of Non-Qualified Stock Options Under the Eighth Amended and Restated OMNI Energy Services Corp. Stock Incentive Plan between OMNI Energy Services Corp. and John A. Harris effective as of January 1, 2010.
10.3	Stock Option Agreement for the Grant of Non-Qualified Stock Options Under the Eighth Amended and Restated OMNI Energy Services Corp. Stock Incentive Plan between OMNI Energy Services Corp. and Lawrence J. Shaw effective as of January 1, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OMNI ENERGY SERVICES CORP.
Dated: February 12, 2010
	By:	/s/ Ronald D. Mogel
Senior Vice President
and Chief Financial Officer